SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2005

LIONS GATE ENTERTAINMENT CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880 (Commission File Number)	N/A (IRS Employer Identification No.)

555 Brooksbank Avenue
North Vancouver, British Columbia V7J 3S5
And
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices)

(604) 983-5555
(Registrant’s telephone number, including area code)

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

We have updated the risk factors related to our business from our previous filings. A copy of the updated risk factors related to our business is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Risks related to our business

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.
Date: June 29, 2005	By:	/s/ James Keegan
		Name:	James Keegan
		Title:	Chief Financial Officer